UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
May 23, 2008 (May 23, 2008)
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     We are filing the audited consolidated balance sheet of Targa Resources GP LLC as of December 31, 2007, which is included as Exhibit 99.1 to this Current Report on Form 8-K. Targa Resources GP LLC is the general partner of Targa Resources Partners LP.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Audited Consolidated Balance Sheet of Targa Resources GP LLC as of December 31, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP
	By:	Targa Resources GP LLC,
its general partner

Dated: May 23, 2008	By:	/s/ John Robert Sparger
John Robert Sparger
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Audited Consolidated Balance Sheet of Targa Resources GP LLC as of December 31, 2007